UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 1, 2010 interclick, inc.
(exact name of registrant as specified in its charter)

Delaware	001-34523	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 19th Street 10th Floor New York, NY		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2010, interclick, inc. (the “Company”) entered into a Separation Agreement (the “Agreement”) with Michael Mathews who will resign from the Company following a transition period. Under the terms of the Agreement, effective January 31, 2011, Mr. Mathews’ employment agreement will be terminated and he will no longer serve as the Chief Executive Officer of the Company.

Pursuant to the Agreement, Mr. Mathews will receive a payment of $177,500 which is equal to six months of his current annual base salary. The Company also agreed to continue to provide Mr. Mathews his existing medical and dental coverage through the end of2011, after which time Mr. Mathews will be eligible for benefit continuation under COBRA. In addition, the Company agreed that,if the Company achieves its 2010 annual milestones,and the board approves bonus payments to executive officers,the Company will pay to Mr. Mathews his second half 2010 bonus of $88,750. Both the Company and Mr. Mathews agreed to mutual releases, subject to certain exceptions.

On November 2, 2010, the board also approved the appointment of Michael Katz as Chief Executive Officer of the Company, effective February 1, 2011. Mr. Katz is a founder of the Company and currently serves as its President.

In addition, on November 2, 2010, Roger Clark, the Company’s Chief Financial Officer, was appointed to the additional position of Secretary of the Company, effective February 1, 2011.

On November 2, 2010, the Company released a press release with respect to the change in its management. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 8.01.	Other Events.

On November 2, 2010, the Company’s board adopted a new form of Indemnification Agreement to be used for its officers and directorsand each of its officers and directors have executed or been offered an opportunity to enter into this new indemnification agreement with the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
10.1	Separation Agreement dated November 1, 2010
10.2	Form of Indemnification Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:November 3, 2010

interclick, inc.

By:	/s/ Roger Clark
Roger Clark
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Separation Agreement dated November 1, 2010
10.2	Form of Indemnification Agreement
99.1	Press Release